UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

CVB Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

California	000-10140	95-3629339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N HAVEN AVE STE 350
ONTARIO , California		91764
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 909 980-4030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 26, 2026, CVB Financial Corp., a California corporation (the “Company” or “CVBF”), held a special meeting of shareholders (the “Special Meeting”) in connection with the Agreement and Plan of Reorganization and Merger (the “Reorganization Agreement”) between the Company and Heritage Commerce Corp (“Heritage”), pursuant to which Heritage will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), and immediately following the Merger, Heritage Bank of Commerce, a California banking corporation and wholly-owned subsidiary of Heritage, will merge (the “Bank Merger” and, with the “Merger”, the “Mergers”) with and into Citizens Business Bank, National Association, a national bank and wholly-owned subsidiary of the Company (“Citizens”), with Citizens continuing as the surviving bank in the Bank Merger.

At the Special Meeting, CVBF’s shareholders considered the following proposals:

(i) a proposal (the “Merger Proposal”) to approve the principal terms of the Reorganization Agreement, by and between CVBF and Heritage and the transactions contemplated thereby, including the merger and the issuance of shares of CVBF common stock to the shareholders of Heritage in connection with the merger; and

(ii) a proposal (the “Adjournment Proposal”) to approve the adjournment of the special meeting of CVBF to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the CVBF special meeting to approve the Merger Proposal, or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to the holders of CVBF common stock.

As of February 9, 2026, the record date for the Special Meeting, there were 135,792,701 shares of the Company’s common stock outstanding and eligible to vote. 103,623,241.13 shares were present and counted toward a quorum at the Special Meeting, representing approximately 76.31% of the outstanding shares entitled to vote.

The Company’s shareholders approved the Merger Proposal, which required the affirmative vote of a majority of the shares of the Company’s common stock outstanding as of the record date.

The voting results for the Merger Proposal, including the votes for and against, and any abstentions or broker non-votes, are as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS*	BROKER NON-VOTES*
103,515,602.13	57,008.00	50,631.00	—

* Abstentions were included in determining the number of shares present at the Special Meeting for the purpose of determining the presence of a quorum. Since none of the proposals to be voted on at the Special Meeting were routine matters for which brokers may have discretionary authority to vote, broker non-votes were not counted as represented for purposes of establishing a quorum at the Special Meeting.

As sufficient votes were cast in favor of the Merger Proposal, no adjournment of the Special Meeting was determined to be necessary or appropriate, and accordingly, the Special Meeting was not adjourned and proceeded to conclusion, and the Adjournment Proposal was not acted upon.

Item 7.01 Regulation FD Disclosure.

On March 26, 2026, the Company and Heritage issued a joint press release announcing the results of the Special Meeting of CVBF and the results of the virtual special meeting of Heritage’s shareholders also held on March 26, 2026. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly stated by specific reference in such filing.

Forward Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of CVB Financial Corp. (“CVBF”) and Heritage Commerce Corp (“Heritage”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.

Forward-looking statements may be identified by words such as expect, anticipate, project, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: (i) the possibility of a failure to complete the Mergers or unexpected delays related to the Mergers or the inability of the parties to obtain regulatory approvals or satisfy other closing conditions in the Reorganization Agreement required to complete the Merger; or (ii) regulatory approvals resulting in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Mergers.

Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Registration Statement on Form S-4 filed with the SEC on February 10, 2026 and declared effective on February 12, 2026 (available here), its Annual Report on Form 10-K for the year ended December 31, 2025 (available here) and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on CVBF’s website at http://www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC, and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2025 (available here) and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on Heritage’s website, https://www.heritagecommercecorp.com, under the “Investor Relations” tab and in other documents Heritage files with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No Description

99.1 Joint Press Release of CVB Financial Corp. and Heritage Commerce Corp. dated March 26, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP

Date:	March 27, 2026	By:	/s/ E. Allen Nicholson
E. Allen Nicholson Executive Vice President and Chief Financial Officer